                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL

                           RENAISSANCE COSMETICS, INC.

                              OFFER TO EXCHANGE ITS
                14.0% SENIOR REDEEMABLE PREFERRED STOCK, SERIES C
                        (THE "SERIES C PREFERRED STOCK")
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                14.0% SENIOR REDEEMABLE PREFERRED STOCK, SERIES B
                        (THE "SERIES B PREFERRED STOCK")
                PURSUANT TO THE PROSPECTUS, DATED ______ __, 1997

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON            ,
1997 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------


                    TO: FIRSTAR TRUST COMPANY, EXCHANGE AGENT

        BY MAIL:                                BY HAND OR OVERNIGHT DELIVERY:
 FIRSTAR TRUST COMPANY                              FIRSTAR TRUST COMPANY
CORPORATE TRUST SERVICES                           CORPORATE TRUST SERVICES
     P.O. BOX 2077                           615 EAST MICHIGAN STREET, 4TH FLOOR
  MILWAUKEE, WI 53201                                MILWAUKEE, WI 53202
ATTENTION: BARBARA BAHR                            ATTENTION: BARBARA BAHR

                                  BY FACSIMILE:
                                 (414) 276-4226
                              CONFIRM BY TELEPHONE:
                                 (414) 287-3922

 DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
  ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH
                  ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING ANY BOX BELOW

                ------------------------------------------------

            List below the shares of Series B Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, certificate numbers and number of shares of Series B Preferred Stock represented thereby should be listed on a separate signed schedule affixed hereto.


------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF SERIES B PREFERRED STOCK           (1)                (2)                  (3)
------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER
                                                                                               OF SHARES OF
                                                                             NUMBER               SERIES B
                                                                          OF SHARES OF        PREFERRED STOCK
Name(s) and Address(es) of Registered Holder(s)          CERTIFICATE        SERIES B              TENDERED
          (Please fill in, if blank)                     NUMBER(S)*/    PREFERRED STOCK     (IF LESS THAN ALL)**/
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*/          Need not be completed by book-entry holders.
**/         Unless otherwise indicated, the holder will be deemed to have tendered the full number of shares represented by such certificates of Series B Preferred Stock.
--------------------------------------------------------------------------------

         The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated ______________, 1997 (the "Prospectus"), of Renaissance Cosmetics, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange shares of 14.0% Senior Redeemable Preferred Stock, Series C (the "Series C Preferred Stock") of the Company for any and all shares of the Company's issued and outstanding 14.0% Senior Redeemable Preferred Stock, Series B (the "Series B Preferred Stock"), respectively, from the holders thereof.

         The undersigned has completed the appropriate boxes above and below and signed this letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         This Letter is to be used either if certificates representing shares of Series B Preferred Stock are to be forwarded herewith or if delivery of shares of Series B Preferred Stock is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Series B Preferred Stock" in the Prospectus. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

         Holders whose shares of Series B Preferred Stock are not immediately available or who cannot deliver their shares of Series B Preferred Stock and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their shares of Series B Preferred Stock according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Series B Preferred Stock." See Instruction 1.

/ / CHECK HERE IF SHARES OF SERIES B PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution                    / /The Depository Trust Company
                              ------------------
Account Number
               -----------------------------------------------------------------
Transaction Code Number
                        --------------------------------------------------------


/ / CHECK HERE IF SHARES OF SERIES B PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)
                            ----------------------------------------------------
Name of Eligible Institution that Guaranteed Delivery
                                                     ---------------------------

If delivered by book-entry transfer:
Name of Tendering Institution
                             ---------------------------------------------------
Account Number
              ------------------------------------------------------------------
Transaction Code Number
                       ---------------------------------------------------------

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name
     ---------------------------------------------------------------------------
Address
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY



Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the number of shares of Series B Preferred Stock indicated above. Subject to, and effective upon, the acceptance for exchange of the shares of Series B Preferred Stock tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such shares of Series B Preferred Stock as are being tendered hereby.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Series B Preferred Stock tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the shares of Series B Preferred Stock tendered hereby.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance on the Company's belief, based on no-action letters issued by the staff of the Securities and Exchange Commission (the "SEC") to third parties, that the shares of Series C Preferred Stock issued in exchange for the shares of Series B Preferred Stock pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who purchases such shares of Series C Preferred Stock directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such shares of Series C Preferred Stock are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such shares of Series C Preferred Stock. If the undersigned is not a broker-dealer or is a broker-dealer but will not receive shares of Series C Preferred Stock for its own account in exchange for shares of Series B Preferred Stock, the undersigned represents that (i) the shares of Series C Preferred Stock acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements or understanding with any person to participate in the distribution of such shares of Series C Preferred Stock, and (iii) such holder is not an "affiliate" of the Company, as defined in Rule 405 under the Securities Act, or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is a broker-dealer that will receive shares of Series C Preferred Stock for its own account in exchange for shares of Series B Preferred Stock that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such shares of Series C Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         By acceptance of the Exchange Offer, each broker-dealer that receives shares of Series C Preferred Stock pursuant to the Exchange Offer hereby acknowledges and agrees that, upon receipt of notice by the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

         The undersigned, if a California resident, hereby further represents and warrants that the undersigned (or the beneficial owner of the shares of Series B Preferred Stock tendered hereby, if not the undersigned) (i) is a bank, savings and loan association, trust company, insurance company, investment company registered under the Investment Company Act of 1940, pension or profit-sharing trust (other than a pension or profit-sharing trust of the Company, a self-employed individual retirement plan, or individual retirement account), or a corporation which has a net worth on a consolidated basis according to its most recent audited financial statements of not less than $14,000,000, and (ii) is acquiring the shares of Series C Preferred Stock for its own account for investment purposes (or for the account of the beneficial owner of such shares of Series C Preferred Stock for investment purposes).

         All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter.

         The undersigned understands that tenders of the shares of Series B Preferred Stock pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering Series B Preferred Stock" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

         The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer," the Company may not be required to accept for exchange any of the shares of Series B Preferred Stock tendered. Shares of Series B Preferred Stock not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby requests that the shares of Series C Preferred Stock (and, if applicable, substitute certificates representing shares of Series B Preferred Stock for any shares of Series B Preferred Stock not exchanged) be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, the undersigned hereby requests that the shares of Series C Preferred Stock (and, if applicable, substitute certificates representing shares of Series B Preferred Stock for any shares of Series B Preferred Stock not exchanged) be sent to the undersigned at the address shown above in the box entitled "Description of Shares of Series B Preferred Stock."

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF SHARES OF SERIES B PREFERRED STOCK" ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH SHARES AND THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE SHARES OF SERIES B PREFERRED STOCK AS SET FORTH IN SUCH BOX ABOVE.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (Complete Accompanying Substitute Form W-9)


--------------------------------------------------------------------------------
X ......................................   .....................................

X ......................................   .....................................
SIGNATURE(S) OF OWNER(S)                   DATE

Area Code and Telephone Number ..............

If a holder is tendering any shares of Series B Preferred Stock, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the shares of Series B Preferred Stock or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please indicate such capacity below. See Instruction 3.

Name(s): .......................................................................

         .......................................................................
                             (PLEASE TYPE OR PRINT)

Capacity: ......................................................................

Address: .......................................................................
                               (INCLUDE ZIP CODE)

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution: .......................................................
                             (AUTHORIZED SIGNATURE)

 ...............................................................................
                                     (TITLE)

 ...............................................................................
                                 (NAME OF FIRM)

Dated: .........................................................................
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

         To be completed ONLY if shares of Series C Preferred Stock (and if applicable shares of Preferred Stock (and if applicable shares of Series B Preferred Stock not exchanged) are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear on this Letter above.

Issue shares of Series C Preferred Stock (and if applicable shares of Series B Preferred Stock not exchanged) to:

Name(s): .......................................................................
                             (PLEASE TYPE OR PRINT)

         .......................................................................
                             (PLEASE TYPE OR PRINT)

Address: .......................................................................

         .......................................................................
                               (INCLUDE ZIP CODE)

                         (COMPLETE SUBSTITUTE FORM W-9
                        AND SIGNATURE GUARANTEE SECTION)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

         To be completed ONLY if shares of Series C Series B Preferred Stock not exchanged) are to be issued in the name of and sent to someone be sent to someone other than the person or other than the person or persons whose persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Shares of Series B Preferred Stock" on this Letter above.

Mail shares of Series C Preferred Stock (and if applicable shares of Series B Preferred Stock Name(s): not exchanged) to:

Name(s): .......................................................................
                             (PLEASE TYPE OR PRINT)

         .......................................................................
                             (PLEASE TYPE OR PRINT)

Address: .......................................................................

         .......................................................................
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------


         IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR SHARES OF SERIES B PREFERRED STOCK OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SHARES OF SERIES B PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER AND SHARES OF SERIES B PREFERRED STOCK; GUARANTEED DELIVERY PROCEDURE

         This Letter is to be used to forward, and must accompany, all shares of Series B Preferred Stock tendered pursuant to the Exchange Offer. Certificates representing the shares of Series B Preferred Stock in proper form for transfer (or a confirmation of book-entry transfer of such shares of Series B Preferred Stock into the Exchange Agent's account at the book-entry transfer facility) as well as a properly completed and duly executed copy of this Letter and all other documents and signature guarantees required by this Letter, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date.

         THE METHOD OF DELIVERY OF THIS LETTER, THE SHARES OF SERIES B PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, OR AN OVERNIGHT OR HAND DELIVERY SERVICE, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO SHARES OF SERIES B PREFERRED STOCK SHOULD BE SENT TO THE COMPANY.

         If a holder desires to tender shares of Series B Preferred Stock and the certificates representing such holder's shares of Series B Preferred Stock are not immediately available or time will not permit such holder's Letter of Transmittal, certificates representing shares of Series B Preferred Stock (or a confirmation of book-entry transfer of shares of Series B Preferred Stock into the Exchange Agent's account at the book-entry transfer facility) or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder may nevertheless tender shares of Series B Preferred Stock if:

         (a) such tender is made by or through an Eligible Institution (as defined below);

         (b) on or prior to the Expiration Date, the Exchange Agent has received a telegram, facsimile or letter from such Eligible Institution setting forth the name and address of the holder of such shares of Series B Preferred Stock, the name in which such shares of Series B Preferred Stock are registered, if possible, the certificate number or numbers of the certificate or certificates representing shares of Series B Preferred Stock to be tendered, and the number of shares of Series B Preferred Stock tendered and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a duly executed Letter of Transmittal, or facsimile thereof, together with the shares of Series B Preferred Stock in proper form for transfer (or a confirmation of book-entry transfer of such shares of Series B Preferred Stock into the Exchange Agent's account at the book-entry transfer facility), and any other documents required by this Letter and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

         (c) this Letter, or a facsimile hereof, and shares of Series B Preferred Stock in proper form for transfer (or a confirmation of book-entry transfer of such shares of Series B Preferred Stock into the Exchange Agent's account at the book-entry transfer facility) and all other required documents are received by the Exchange Agent within three business days after the Expiration Date.

         See "The Exchange Offer" in the Prospectus.

2. WITHDRAWALS

         Any holder who has tendered shares of Series B Preferred Stock may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal sent by letter, telegram or facsimile must be received by the Exchange Agent at its address or facsimile number set forth herein. Any such notice of withdrawal must (i) specify the name of the person having tendered the shares of Series B Preferred Stock to be withdrawn (the "Depositor"), (ii) identify the shares of Series B Preferred Stock to be withdrawn (including the certificate number or numbers of the certificate or certificates representing such shares of Series B Preferred Stock, and number of shares of such Series B Preferred Stock), (iii) be signed by the holder in the same manner as the original signature on this Letter by which such shares of Series B Preferred Stock were tendered or as otherwise set forth in Instruction 3 below (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the Transfer Agent (as defined in the Prospectus) register the transfer of such shares of Series B Preferred Stock into the name of the person withdrawing the tender and (iv) specify the name in which any such shares of Series B Preferred Stock are to be registered, if different from that of the Depositor. If shares of Series B Preferred Stock have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn shares of Series B Preferred Stock or otherwise comply with the book-entry transfer facility's procedures. See "The Exchange Offer--Withdrawal Rights" in the Prospectus.

3. SIGNATURES ON THIS LETTER; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

         If this Letter is signed by the registered holder of the shares of Series B Preferred Stock tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered shares of Series B Preferred Stock are owned of record by two or more joint owners, all such owners must sign this Letter.

         If any tendered shares of Series B Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         If this Letter or any shares of Series B Preferred Stock or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

         The signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed unless the shares of Series B Preferred Stock surrendered for exchange pursuant thereto are tendered (i) by a registered holder of the shares of Series B Preferred Stock who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States (collectively, "Eligible Institutions"). If shares of Series B Preferred Stock are registered in the name of a person other than the signer of this Letter, the shares of Series B Preferred Stock surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

         Tendering holders of shares of Series B Preferred Stock should indicate in the applicable box the name and address to which shares of Series C Preferred Stock issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any shares of Series C Preferred Stock will be issued in the name of, and delivered to, the name or address of the person signing this Letter and any shares of Series B Preferred Stock not accepted for exchange will be returned to the name or address of the person signing his Letter.

5. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9

         Under the federal income tax laws, payments that may be made by the Company on account of shares of Series C Preferred Stock issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Transfer Agent for the shares of Series C Preferred Stock) shall retain 31% of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with its TIN within sixty (60) days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with its TIN within such sixty (60) day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if shares of Series B Preferred Stock are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

         Failure to complete the Substitute Form W-9 will not, by itself, cause shares of Series B Preferred Stock to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the shares of Series C Preferred Stock. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

6. TRANSFER TAXES

         The Company will pay all transfer taxes, if any, applicable to the transfer of shares of Series B Preferred Stock to it or its order pursuant to the Exchange Offer. If, however, shares of Series C Preferred Stock and/or substitute shares of Series B Preferred Stock not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the shares of Series B Preferred Stock tendered hereby, or if tendered shares of Series B Preferred Stock are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of shares of Series B Preferred Stock to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the shares of Series B Preferred Stock specified in this Letter.

7.  WAIVER OF CONDITIONS

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of shares of Series B Preferred Stock, by execution of this Letter, shall waive any right to receive notice of the acceptance of their shares of Series B Preferred Stock for exchange.

         Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9.  INADEQUATE SPACE

         If the space provided herein is inadequate, the number of shares of Series B Preferred Stock being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter.

10. MUTILATED, LOST, STOLEN OR DESTROYED SHARES OF SERIES B PREFERRED STOCK

         Any holder whose certificates representing shares of Series B Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)

                    PAYER'S NAME: RENAISSANCE COSMETICS, INC.

------------------------------- ------------------------------------------ ---------------------------------------
SUBSTITUTE                      PART I--Taxpayer Identification Number
Form W-9                                                                     ------------------------------
Department of the Treasury      Enter   your   taxpayer    identification         Social Security Number
Internal Revenue Service        number in the  appropriate  box. For most
                                individuals,    this   is   your   social                 OR
                                security  number.  If you  do not  have a
                                number,  see how to obtain a "TIN" in the    ------------------------------
                                enclosed Guidelines.                         Employer Identification Number

                                NOTE:  If the  account  is in  more  than
                                one name,  see the chart on page 2 of the
                                enclosed  Guidelines  to  determine  what
                                number to give.
                                ----------------------------------------------------------------------------------
                                PART II--For Payees Exempt From Backup Withholding (see enclosed Guidelines)
                                ----------------------------------------------------------------------------------
PAYER'S REQUEST FOR TAXPAYER    CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
IDENTIFICATION NUMBER (TIN)     (1) the number shown on this form is my correct  Taxpayer  Identification  Number
AND CERTIFICATION                   (or I am waiting for a number to be issued to me), and
                                (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.
                                ----------------------------------------------------------------------------------
                                ----------------------------------------------------------------------------------
                                SIGNATURE                                        DATE
                                          --------------------------------------      -----------------------
------------------------------------------------------------------------------------------------------------------
Certification Guidelines -- You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
----------------------------------------------------------------------------------------------------------------------


         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31 percent of all payments made to me on account of the shares of Series C Preferred Stock shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

    SIGNATURE                                   DATE
              -------------------------------        ---------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE SHARES OF SERIES C PREFERRED STOCK. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen:
i.e., 00-0000000. The table below will help determine the number to give the payer.

---------------------------------      ------------------------------
                                       GIVE THE
FOR THIS TYPE OF ACCOUNT:              SOCIAL SECURITY
                                       NUMBER OF--
---------------------------------      ------------------------------
1. An individual's account             The individual


2. Two or more individuals             The actual owner of the
   (joint account)                     account or, if combined
                                       funds, any one of the
                                       individuals(1/)

3. Husband and wife                    The actual owner of the
   (joint account)                     account or, if joint funds,
                                       either person(1/)
4. Custodian account of a              The minor(2/)
   minor (Uniform Gift to Minors
   Act)

5. Adult and minor (joint              The adult or, if the minor
   account)                            is the only contributor, the
                                       minor(1/)

6. Account in the name of              The ward, minor, or
   guardian or committee for a         incompetent person(3/)
   designated ward, minor, or
   incompetent person

7. a. The usual revocable              The grantor-trustee(1/)
      savings trust account
      (grantor is also trustee)

   b. So-called trust                  The actual owner(1/)
      account that is not a legal
      or valid trust under State
      law

8. Sole proprietorship account         The owner(4/)
---------------------------------      ------------------------------

---------------------------------      ------------------------------
                                       GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:              IDENTIFICATION
                                       NUMBER OF--
---------------------------------      ------------------------------
9.  A valid trust,                     The Legal entity (Do not
    estate or pension trust            furnish the identifying
                                       number of the personal
                                       representative or trustee
                                       unless the legal entity
                                       itself is not designated in
                                       the account title.)(5/)

10. Corporate account                  The corporation


11. Religious, charitable,             The organization
    or educational organization
    account

12. Company account held in            The company
    the name of the business
13. Association, club,                 The organization
    or other tax-exempt
    organization


14. A broker or registered             The broker or nominee
    nominee


15. Account with the                   The public entity
    Department of Agriculture in
    the name of a public entity
    (such as a State or local
    government, school district,
    or prison) that receives
    agricultural program payments

16. Sole proprietorship                The owner(4/)
      account
---------------------------------      ------------------------------

(1/) List first and circle the name of the person whose number you furnish.
(2/) Circle the minor's name and furnish the minor's social security number. (3/) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4/) Show the name of the owner. See item 8 or 16. You may also enter your business name.
(5/) List first and circle the name of the legal trust, estate, or pension trust.
Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following: A corporation.
-        A financial institution.
- An organization exempt from tax under section 501(a), or an individual retirement plan.
-        The United States or any agency or instrumentality thereof.
- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
- An international organization or any agency, or instrumentality thereof.
-        A registered dealer in securities or commodities registered in the U.S.
         or a possession of the U.S.
-        A real estate investment trust.
- A common trust fund operated by a bank under section 584(a). An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
- An entity registered at all times under the Investment Company Act of 1940.
-        A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

-        Payment to nonresident aliens subject to withholding under section
         1441.
-        Payments to partnerships not engaged in a trade or business in the U.S.
         and which have at least one nonresident partner.
- Payments of patronage dividends where the amount received is not paid in money.
-        Payments made by certain foreign organizations.
-        Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:
-        Payments of interest on obligations issued by individuals.
NOTE: You may be subject to backup withholding if this interest is $500 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
- Payments of tax-exempt interest (including exempt-interest dividends under section 852).
-        Payments described in section 6049(b)(5) to nonresident aliens.
-        Payments on tax-free covenant bonds under section 1451.
-        Payments made by certain foreign organizations.
-        Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.
PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer.
Certain penalties may also apply.
PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.-- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE